Unity Bancorp, Inc.
64 Old Highway 22
Clinton, NJ 08809
800 618-BANK
                                                www.unitybank.com

NewsNewsNewsNewsNews

For Immediate Release:

February 4, 2009

News Media & Financial Analyst Contact:
Alan J. Bedner, EVP
Chief Financial Officer
(908) 713-4308

Unity Bancorp Reports Fourth Quarter and Twelve Month Earnings

Clinton, NJ - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income of $584 thousand, or $0.07 per diluted share, for the quarter ended December 31, 2008, compared to net income of $680 thousand, or $0.09 per diluted share, for the quarter ended December 31, 2007.

For the year ended December 31, 2008, net income was $1.9 million, or $0.25 per diluted share, compared to $4.7 million, or $0.63 per diluted share for the same period a year ago.  Return on average assets and average common equity for the year ended December 31, 2008, were 0.23% and 3.71%, respectively, as compared to 0.66% and 10.11%, respectively, for the prior year’s comparable period.

James A. Hughes, Unity Bancorp’s President and CEO, said, “Everyday there seems to be more negative news reporting increased turmoil in the financial markets, corporate bankruptcies, layoffs, rising unemployment, etc.  Clearly, the economy is under considerable stress, and the financial institution sector has been hit the hardest.  Our results have been affected by the economic downturn through higher loan loss provisions, security write-downs on FHLMC preferred stock and the collapse of the secondary market for Small Business Administration (“SBA”) loan sales. However, throughout this period Unity has remained a profitable institution.”

Mr. Hughes added, “The times are indeed challenging, however they are also a time of great opportunity.  As the larger banks contract inward, it is time for community banks to increase market share by selling the message that when it comes to banking, smaller is better.  We approach these opportunities as a well capitalized institution, ready to lend in our communities.  The recent $20.6 million investment in the Company by the U.S. Treasury under the Capital Purchase Program will help us to continue to serve as a source of credit.”

Net Interest Income

Since December 31, 2007, the Federal Open Market Committee has lowered interest rates 400 basis points in an attempt to stimulate economic activity. These decreases have resulted in lower yields on earning assets.  During this period, our funding costs have also fallen.  Unity has a large portfolio of variable rate, prime based loans. As a result of the drop in rates in the fourth quarter, the yield on the Company’s interest-earning assets may continue to contract early in 2009.  However, lower deposit pricing and additional equity capital should mitigate any material decline in net interest income.

For the quarter ended December 31, 2008, net interest income was $6.7 million, an increase of 6.1% from December 31, 2007.  Factors affecting fourth quarter net interest income include:

•	The yield on interest-earning assets decreased 96 basis points to 6.18% from 7.14% for the same period last year.

•	The cost of interest-bearing liabilities decreased 75 basis points from 4.05% to 3.30% in the fourth quarter of 2008.

•	Average earning assets, consisting primarily of loans, rose 17.8%.

•	Net interest margin was 3.25%, a 37 basis point decline from 3.62% in the fourth quarter of 2007.

For the year ended December 31, 2008, net interest income was $27.3 million, an increase of 11.7% from the year ended December 31, 2007.  Factors affecting net interest income for the year ended December 31 include:

•	The yield on interest-earning assets decreased from 7.23% in 2007 to 6.52% for 2008.

•	The cost of interest-bearing liabilities decreased from 4.16% in 2007 to 3.39% in 2008.

•	Average earning assets, consisting primarily of loans, rose 15.1%.

•	Net interest margin for 2008 was 3.51%, compared to 3.62% in 2007.

Noninterest income

Historically, Unity has had a strong source of noninterest income in the form of gains on the sale of its SBA loans.  However, during the second half of 2008, pricing in the secondary market for SBA loans began to deteriorate in response to the credit crisis.  Consequently, Unity held all current production of SBA loans.  This decision resulted in reduced noninterest income for the quarter and will likely continue in the foreseeable future.   In addition, other than temporarily impaired charges and losses on the sales of Federal Home Loan Mortgage Corporation (“FHLMC”) perpetual preferred callable securities of $1.6 million have significantly reduced noninterest income during 2008.

For the quarter ended December 31, 2008, noninterest income was $555 thousand, a decrease of 47% from December 31, 2007:

•	Service charges on deposit accounts remained relatively flat compared to the prior year’s period.

•	Service and loan fee income decreased 22.6% to $335 thousand in 2008, due to lower levels of prepayment fees.

•	Net security losses amounted to $324 thousand, primarily due to other-than-temporary impairment charges on a pooled trust preferred security.

•	There were no gains on sales of SBA loans, compared to $580 thousand a year ago.

For the year ended December 31, 2008, noninterest income was $2.7 million, a decrease of 55% from December 31, 2007:

•	Service charges on deposit accounts were flat at $1.4 million.

•
Service and loan fee income amounted to $1.3 million for the twelve months ended 2008, a decrease of $336 thousand, or 20.9%, as compared to the same period last year, primarily due to lower levels of prepayment penalties and SBA servicing income.

•	Gains on sales of SBA loans amounted to $1.2 million for 2008, compared to $2.4 million for the same period a year ago, reflecting a lower volume of loans sold and lower premiums on loans sold.

•	Net security losses amounted to $1.9 million primarily related to other-than-temporarily impaired charges and losses on the sales of FHLMC perpetual preferred callable securities.

•
Other income amounted to $481 thousand for the twelve months ended 2008, a decrease of $391 thousand, or 44.8%, as compared to the same period last year, primarily due to lower levels of loan referral fees.

Noninterest Expense

As a result of current market conditions, there were significant head-count reductions enacted in the fourth quarter of 2008 and the Company undertook other expense saving measures which will benefit 2009.  Unfortunately, some of these benefits which will be realized in 2009, will be offset by the anticipated increase in FDIC insurance premiums.

For the quarter ended December 31, 2008, noninterest expenses were $5.8 million, a decrease of 2.6% from December 31, 2007:

•	Compensation and benefits expense decreased $115 thousand, due to reduced head count.

•	Processing and communications and occupancy expense declined by 13.6% and 11.8%, respectively, due to reduced communications costs from renegotiated contracts and a decline in capital expenditures.

•	Professional fees increased $88 thousand, due to increased consulting, legal and audit costs.

•	Loan collection costs increased $55 thousand, due to increased collection costs on delinquent loans.

•	FDIC insurance premiums increased $281 thousand, due primarily to the increase in FDIC insurance rates.

•	Tax expense was reduced by the benefit from the other-than-temporary impairment charge for FHLMC preferred stock recognized in the third quarter.

For the year ended December 31, 2008, noninterest expenses were $22.9 million, an increase of 3.7% from December 31, 2007:

•	Compensation and benefits expense increased $539 thousand, primarily due to annual cost of living increases.

•	Processing and communications expense declined 7.5%, due to renegotiated contracts and lower items processing costs.

•	Professional services expense increased $300 thousand, due to increased consulting costs related to tax planning, compliance with the Sarbanes Oxley and outsourced credit review fees.

•	FDIC insurance premiums increased $522 thousand, due to the increase in FDIC insurance rates.

•	Other expense decreased $401 thousand or 20%, primarily related to the collection of prior period retail losses, and reduced recruiting and stationary and supplies expense.

Financial Condition

At December 31, 2008, total assets were $898.3 million, a 19.4% increase from a year ago.

•
Total loans increased $95.8 million, or 16.2%, from $590.1 million at December 31, 2007. The increase was across all product lines. SBA, commercial, residential and consumer loans increased 12.6%, 5.2%, 80.6% and 9.5%, respectively.

•	Total securities increased $50.9 million as Unity took advantage of favorable credit spreads to invest excess liquidity.

•
Total deposits increased 17.6% or $105.8 million to $707 million at December 31, 2008.  This increase was due to a $154.8 million increase in time deposits, a $9.0 million increase in interest-bearing checking accounts and a $3.5 million increase in demand deposits, partially offset by a $61.5 million decline in savings deposits.

•	Total borrowed funds increased $20.0 million to support the growth in the investment portfolio.

•
The allowance for loan losses totaled $10.3 million at December 31, 2008, or 1.51% of total loans. The provision for loan losses for the first twelve months of 2008 amounted to $4.5 million, an increase of $3.0 million from the same period a year ago.  Net charge-offs were $2.6 million for the year ended 2008, compared to $791 thousand for the same period a year ago.

•
Nonperforming assets totaled $16.8 million at December 31, 2008, or 2.45% of total loans and “OREO” compared to $5.6 million, or 0.94% of total loans and “OREO” a year ago. The increase in nonperforming assets was primarily related to the credit deterioration in the SBA 7(a) and SBA 504 portfolios most of which is secured by real estate.

•	Shareholders’ equity was $67.8 million at December 31, 2008 an increase of $20.5 million, primarily due to the issuance of preferred stock, and book value per common share was $6.99.

•	At December 31, 2008 the leverage, Tier I and total risk based capital ratios were 9.55%, 12.03% and 13.28%, respectively.

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with approximately $900 million in assets and $700 million in deposits.  Unity Bank provides financial services to retail, corporate and small business customers through its 16 retail service centers located in Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County, Pennsylvania.  For additional information about Unity, visit our website at www.unitybank.com, or call 800- 618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance.  These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals.  These factors include general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, and results of regulatory exams, among other factors.

Unity Bancorp, Inc.
Consolidated Financial Highlights
(Dollars in thousands, except per share data)

				Dec. 08	vs.
BALANCE SHEET DATA:	Dec. 31, 2008	Sep. 30, 2008	Dec. 31, 2007	Sep. 08	Dec. 07
Assets	$898,310	$864,083	$752,196	4.0%	19.4%
Deposits	707,117	684,680	601,268	3.3	17.6
Loans	685,946	685,023	590,132	0.1	16.2
Securities	149,509	99,410	98,591	50.4	51.6
Shareholders' equity	67,803	46,539	47,260	45.7	43.5
Allowance for loan losses	10,326	9,913	8,383	4.2	23.2

FINANCIAL DATA - QUARTER TO DATE:
Net income (loss) before taxes	$218	$(1,141)	$922	(119.1)%	(76.4)%
Federal and state income tax provision (benefit)	(366)	(139)	242	163.3	(251.2)
Net income (loss)	584	(1,002)	680	(158.3)	(14.1)

Per share-basic	0.07	(0.14)	0.10	(150.0)	(26.8)
Per share-diluted	0.07	(0.14)	0.09	(150.0)	(24.6)

Return on average assets	0.26%	(0.50)%	0.36%	(152.0)	(27.8)
Return on average common equity	3.56	(8.39)	5.78	(142.5)	(38.4)
Efficiency ratio	75.81	70.51	74.07	7.5	2.4

FINANCIAL DATA - YEAR TO DATE:
Net income before taxes	$2,546	-	$6,703	-	(62.0)%
Federal and state income tax provision	616	-	1,978	-	(68.9)
Net income	1,930	-	4,725	-	(59.2)

Per share-basic	0.26	-	0.65	-	(60.0)
Per share-diluted	0.25	-	0.63	-	(60.3)

Return on average assets	0.23%	-	0.66%	-	(65.2)
Return on average common equity	3.71	-	10.11	-	(63.3)
Efficiency ratio	71.90	-	71.48	-	0.6

SHARE INFORMATION:
Closing price per share	$3.90	$4.00	$8.10	(2.5)%	(51.8)%
Cash dividends declared	0.00	0.00	0.05	-	-
Book value per common share	6.99	6.76	6.70	3.4	4.4
Average diluted shares outstanding (QTD)	7,190	7,259	7,328	(1.0)	(1.9)

CAPITAL RATIOS:
Total equity to total assets	7.55%	5.76%	6.33%	31.1%	19.3%
Tier I capital to average assets (leverage)	9.54	7.42	8.25	28.6	15.6
Tier I capital to risk-adjusted assets	12.02	9.07	9.81	32.5	22.5
Total risk-based capital	13.27	10.33	11.06	28.5	20.0

CREDIT QUALITY AND RATIOS:
Nonperforming assets	$16,830	$10,954	$5,567	53.6%	202.3%
Net charge offs to average loans (QTD)	0.52%	0.67%	0.24%	(22.4)	116.7
Allowance for loan losses to total loans	1.51	1.45	1.42	4.1	6.3
Nonperforming assets to total loans and OREO	2.45	1.60	0.94	53.1	160.6

Unity Bancorp, Inc.
Consolidated Balance Sheets
(In thousands)				Dec. 08	vs.
	Dec. 31, 2008	Sep. 30, 2008	Dec. 31, 2007	Sep. 08	Dec. 07
ASSETS
Cash and due from banks	$18,902	$21,987	$14,336	(14.0)%	31.8%
Federal funds sold and interest bearing deposits	15,529	29,356	21,976	(47.1)	(29.3)
Securities:
Available for sale	117,348	70,144	64,855	67.3	80.9
Held to maturity	32,161	29,266	33,736	9.9	(4.7)
Total securities	149,509	99,410	98,591	50.4	51.6
Loans:
SBA - Held for sale	22,181	19,863	24,640	11.7	(10.0)
SBA - Held to Maturity	83,127	82,551	68,875	0.7	20.7
Commercial	384,967	394,215	365,786	(2.3)	5.2
Residential mortgage	133,110	128,216	73,697	3.8	80.6
Consumer	62,561	60,178	57,134	4.0	9.5
Total loans	685,946	685,023	590,132	0.1	16.2
Less: Allowance for loan losses	10,326	9,913	8,383	4.2	23.2
Net loans	675,620	675,110	581,749	0.1	16.1
Goodwill and other intangibles	1,574	1,577	1,588	(0.2)	(0.9)
Premises and equipment, net	12,580	12,475	12,102	0.8	3.9
Accrued interest receivable	4,712	4,364	3,994	8.0	18.0
Loan servicing asset	1,503	1,721	2,056	(12.7)	(26.9)
Bank Owned Life Insurance	5,780	5,727	5,570	0.9	3.8
FHLB/ACBB Stock	4,857	5,307	4,395	(8.5)	10.5
Other assets	7,744	7,049	5,839	9.9	32.6
Total Assets	$898,310	$864,083	$752,196	4.0%	19.4%

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing demand deposits	$74,090	$82,167	$70,600	(9.8)%	4.9%
Interest-bearing deposits:
Interest bearing checking	87,046	87,587	78,019	(0.6)	11.6
Savings	134,875	148,026	196,390	(8.9)	(31.3)
Time, under $100,000	270,275	274,845	168,244	(1.7)	60.6
Time, $100,000 and over	140,831	92,055	88,015	53.0	60.0
Total deposits	707,117	684,680	601,268	3.3	17.6
Borrowed funds and subordinated debentures	120,465	130,465	100,465	(7.7)	19.9
Accrued interest payable	805	869	635	(7.4)	26.8
Accrued expenses and other liabilities	2,120	1,530	2,568	38.6	(17.4)
Total liabilities	830,507	817,544	704,936	1.6	17.8
Commitments and Contingencies	-	-	-
Shareholders' equity:
Common stock, no par value, 12,500 shares authorized	55,179	52,453	49,447	5.2	11.6
Preferred stock, no par value, 500 shares authorized	18,064	-	-	-	-
Retained earnings	1,085	591	2,472	83.6	(56.1)
Treasury stock at cost	(4,169)	(4,169)	(4,169)	-	-
Accumulated other comprehensive loss, net of tax	(2,356)	(2,336)	(490)	0.9	380.8
Total shareholders' equity	67,803	46,539	47,260	45.7	43.5
Total Liabilities and Shareholders' Equity	$898,310	$864,083	$752,196	4.0%	19.4%

COMMON SHARES AT PERIOD END:
Issued	7,544	7,535	7,488
Outstanding	7,119	7,110	7,063
Treasury	425	425	425
N/M= Not meaningful

Unity Bancorp, Inc.
Consolidated Statements of Income
(In thousands, except per share data)
				Dec. 08	vs.
FOR THE THREE MONTHS ENDED:	Dec. 31, 2008	Sep. 30, 2008	Dec. 31, 2007	Sep. 08	Dec. 07
INTEREST INCOME
Fed funds sold and interest on deposits	$67	$113	$195	(40.7)%	(65.6)%
FHLB/ACBB Stock	6	58	78	(89.7)	(92.3)
Securities:
Available for sale	959	907	835	5.7	14.9
Held to maturity	366	381	443	(3.9)	(17.4)
Total securities	1,325	1,288	1,278	2.9	3.7
Loans:
SBA	1,971	2,043	2,307	(3.5)	(14.6)
Commercial	6,717	6,877	6,772	(2.3)	(0.8)
Residential mortgage	1,963	1,720	1,093	14.1	79.6
Consumer	849	866	934	(2.0)	(9.1)
Total loan interest income	11,500	11,506	11,106	(0.1)	3.5
Total interest income	12,898	12,965	12,657	(0.5)	1.9
INTEREST EXPENSE
Interest-bearing demand deposits	348	404	448	(13.9)	(22.3)
Savings deposits	603	774	1,776	(22.1)	(66.0)
Time deposits	4,057	3,553	3,089	14.2	31.3
Borrowed funds and subordinated debentures	1,154	1,152	997	0.2	15.7
Total interest expense	6,162	5,883	6,310	4.7	(2.3)
Net interest income	6,736	7,082	6,347	(4.9)	6.1
Provision for loan losses	1,300	2,100	550	(38.1)	136.4
Net interest income after provision for loan losses	5,436	4,982	5,797	9.1	(6.2)
NONINTEREST INCOME
Service charges on deposit accounts	351	381	357	(7.9)	(1.7)
Service and loan fee income	335	334	433	0.3	(22.6)
Gain on Mortgage loan sales	19	-	(9)	-	(311.1)
Gain on SBA loan sales	9	215	580	(95.8)	(98.4)
Bank owned life insurance	53	53	50	-	6.0
Net securities (loss) gains	(324)	(1,458)	(603)	100.0	100.0
Other income	112	131	245	(14.5)	(54.3)
Total noninterest income	555	(344)	1,053	(261.3)	(47.3)
NONINTEREST EXPENSES
Compensation and benefits	2,837	2,948	2,952	(3.8)	(3.9)
Processing and communications	583	554	675	5.2	(13.6)
Occupancy, net	671	688	761	(2.5)	(11.8)
Furniture and equipment	451	423	462	6.6	(2.4)
Professional fees	272	285	184	(4.6)	47.8
Loan collection costs	216	206	161	4.9	34.2
Advertising	152	158	145	(3.8)	4.8
FDIC Insurance	298	117	17	154.7	1,652.9
Other	293	400	571	(26.8)	(48.7)
Total noninterest expenses	5,773	5,779	5,928	(0.1)	(2.6)
Income (loss) before taxes	218	(1,141)	922	(119.1)	(76.4)
Federal and state income tax provision (benefit)	(366)	(139)	242	163.3	(251.2)
Net Income (loss)	$584	$(1,002)	$680	(158.3)%	(14.1)%

Net Income Per Common Share-Basic	$0.07	$(0.14)	$0.10	(150.0)%	(26.8)%
Net Income Per Common Share-Diluted	$0.07	$(0.14)	$0.09	(150.0)%	(24.6)%

AVERAGE COMMON SHARES OUTSTANDING:
Basic	7,113	7,107	7,107
Diluted	7,190	7,259	7,328

Unity Bancorp, Inc.
Consolidated Statements of Income
(Dollars in thousands, except per share data)
			Dec. 08 vs.
YEAR TO DATE:	Dec. 31, 2008	Dec. 31, 2007	Dec. 07
INTEREST INCOME
Fed funds sold and interest on deposits	$471	$1,068	(55.9)%
FHLB/ACBB Stock	240	258	(7.0)
Securities:
Available for sale	3,673	3,167	16.0
Held to maturity	1,582	1,913	(17.3)
Total securities	5,255	5,080	3.4
Loans:
SBA	8,370	9,039	(7.4)
Commercial	26,996	25,738	4.9
Residential mortgage	5,971	3,995	49.5
Consumer	3,462	3,722	(7.0)
Total loan interest income	44,799	42,494	5.4
Total interest income	50,765	48,900	3.8
INTEREST EXPENSE
Interest-bearing demand deposits	1,468	1,928	(23.9)
Savings deposits	3,644	8,064	(54.8)
Time deposits	13,836	10,206	35.6
Borrowed funds and subordinated debentures	4,526	4,276	5.8
Total interest expense	23,474	24,474	(4.1)
Net interest income	27,291	24,426	11.7
Provision for loan losses	4,500	1,550	190.3
Net interest income after provision for loan losses	22,791	22,876	(0.4)
NONINTEREST INCOME
Service charges on deposit accounts	1,393	1,383	0.7
Service and loan fee income	1,271	1,607	(20.9)
Gain on of Mortgage Loans	40	52	(23.1)
Gain on SBA loan sales	1,217	2,399	(49.3)
Bank owned life insurance	210	198	6.1
Net securities (loss) gains	(1,918)	(571)	100.0
Other income	481	872	(44.8)
Total noninterest income	2,694	5,940	(54.6)
NONINTEREST EXPENSES
Compensation and benefits	11,985	11,446	4.7
Processing and communications	2,251	2,433	(7.5)
Occupancy, net	2,773	2,777	(0.1)
Furniture and equipment	1,675	1,675	0.0
Professional fees	898	598	50.2
Loan collection costs	662	604	9.6
Advertising	451	457	(1.3)
FDIC Insurance	589	67	779.1
Other	1,655	2,056	(19.5)
Total noninterest expenses	22,939	22,113	3.7
Income before taxes	2,546	6,703	(62.0)
Federal and state income tax provision	616	1,978	(68.9)
Net Income	$1,930	$4,725	(59.2)%

Net Income Per Common Share-Basic	$0.26	$0.65	(60.0)%
Net Income Per Common Share-Diluted	$0.25	$0.63	(60.3)%

Average common shares outstanding:
Basic	7,097	7,245
Diluted	7,249	7,527

Unity Bancorp, Inc.
Consolidated Average Balance Sheets
with Resultant Interest and Rates
(Tax-equivalent basis, dollars in thousands)
	Three Months Ended
	December 31, 2008			September 30, 2008
	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits with banks	$37,262	$67	0.72%	$24,118	$113	1.86%
FHLB/ACBB Stock	4,422	6	0.54	4,415	58	5.23
Securities:
Available for sale	76,941	972	5.05	72,658	920	5.06
Held to maturity	29,962	384	5.13	31,209	399	5.11
Total securities	106,903	1,356	5.07	103,867	1,319	5.08
Loans, net of unearned discount:
SBA	103,682	1,971	7.60	102,383	2,043	7.98
Commercial	388,940	6,717	6.87	393,626	6,877	6.95
Residential mortgage	131,557	1,963	5.97	114,058	1,720	6.03
Consumer	61,114	849	5.53	59,933	866	5.75
Total loans	685,293	11,500	6.69	670,000	11,506	6.84
Total interest-earning assets	833,880	12,929	6.18	802,400	12,996	6.45
Noninterest-earning assets:
Cash and due from banks	21,520			19,166
Allowance for loan losses	(10,111)			(9,092)
Other assets	32,855			32,229
Total noninterest-earning assets	44,264			42,303
Total Assets	$878,144			$844,703

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$88,166	348	1.57	$87,903	404	1.83
Savings deposits	137,602	603	1.74	161,707	774	1.90
Time deposits	407,239	4,057	3.96	353,743	3,553	4.00
Total interest-bearing deposits	633,007	5,008	3.15	603,353	4,731	3.12
Borrowed funds and subordinated debentures	110,802	1,154	4.14	110,684	1,152	4.14
Total interest-bearing liabilities	743,809	6,162	3.30	714,037	5,883	3.28
Noninterest-bearing liabilities:
Demand deposits	78,351			81,157
Other liabilities	3,058			2,321
Total noninterest-bearing liabilities	81,409			83,478
Shareholders' equity	52,926			47,188
Total Liabilities and Shareholders' Equity	$878,144			$844,703

Net interest spread		6,767	2.88%		7,113	3.17%
Tax-equivalent basis adjustment		(31)			(31)
Net interest income		$6,736			$7,082

Net interest margin			3.25%			3.55%

Unity Bancorp, Inc.
Consolidated Average Balance Sheets
with Resultant Interest and Rates
(Tax-equivalent basis, dollars in thousands)
	Three Months Ended
	December 31, 2008			December 31, 2007
	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits with banks	$37,262	$67	0.72%	$17,961	$195	4.31%
FHLB/ACBB Stock	4,422	6	0.54	3,786	78	8.17
Securities:
Available for sale	76,941	972	5.05	67,765	875	5.16
Held to maturity	29,962	384	5.13	35,157	461	5.25
Total securities	106,903	1,356	5.07	102,922	1,336	5.19
Loans, net of unearned discount:
SBA	103,682	1,971	7.60	90,120	2,307	10.24
Commercial	388,940	6,717	6.87	362,512	6,772	7.41
Residential mortgage	131,557	1,963	5.97	74,057	1,093	5.90
Consumer	61,114	849	5.53	56,421	934	6.57
Total loans	685,293	11,500	6.69	583,110	11,106	7.57
Total interest-earning assets	833,880	12,929	6.18	707,779	12,715	7.14
Noninterest-earning assets:
Cash and due from banks	21,520			14,518
Allowance for loan losses	(10,111)			(8,499)
Other assets	32,855			29,130
Total noninterest-earning assets	44,264			35,149
Total Assets	$878,144			$742,928

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$88,166	348	1.57	$81,759	448	2.17
Savings deposits	137,602	603	1.74	195,241	1,776	3.61
Time deposits	407,239	4,057	3.96	253,790	3,089	4.83
Total interest-bearing deposits	633,007	5,008	3.15	530,790	5,313	3.97
Borrowed funds and subordinated debentures	110,802	1,154	4.14	86,826	997	4.56
Total interest-bearing liabilities	743,809	6,162	3.30	617,616	6,310	4.05
Noninterest-bearing liabilities:
Demand deposits	78,351			76,406
Other liabilities	3,058			2,267
Total noninterest-bearing liabilities	81,409			78,673
Shareholders' equity	52,926			46,639
Total Liabilities and Shareholders' Equity	$878,144			$742,928

Net interest spread		6,767	2.88%		6,405	3.09%
Tax-equivalent basis adjustment		(31)			(58)
Net interest income		$6,736			$6,347
Net interest margin			3.25%			3.62%

Unity Bancorp, Inc.
Consolidated Average Balance Sheets
with Resultant Interest and Rates
(Tax-equivalent basis, dollars in thousands)
	Year to Date
	December 31, 2008			December 31, 2007
	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits with banks	$26,686	$471	1.76%	$22,290	$1,068	4.79%
FHLB/ACBB Stock	4,353	240	5.51	3,336	258	7.73
Securities:
Available for sale	74,243	3,761	5.07	65,853	3,253	4.94
Held to maturity	31,710	1,654	5.22	37,724	1,986	5.26
Total securities	105,953	5,415	5.11	103,577	5,239	5.06
Loans, net of unearned discount:
SBA	101,430	8,370	8.25	84,185	9,039	10.74
Commercial	383,368	26,996	7.04	341,841	25,738	7.53
Residential mortgage	100,110	5,971	5.96	68,443	3,995	5.84
Consumer	59,291	3,462	5.84	54,789	3,722	6.79
Total loans	644,199	44,799	6.95	549,258	42,494	7.74
Total interest-earning assets	781,191	50,925	6.52	678,461	49,059	7.23
Noninterest-earning assets:
Cash and due from banks	17,529			13,467
Allowance for loan losses	(9,179)			(8,184)
Other assets	31,667			29,304
Total noninterest-earning assets	40,017			34,587
Total Assets	$821,208			$713,048

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$84,336	1,468	1.74	$85,750	1,928	2.25
Savings deposits	168,784	3,644	2.16	204,214	8,064	3.95
Time deposits	330,174	13,836	4.19	213,407	10,206	4.78
Total interest-bearing deposits	583,294	18,948	3.25	503,371	20,198	4.01
Borrowed funds and subordinated debentures	108,214	4,526	4.18	84,962	4,276	5.03
Total interest-bearing liabilities	691,508	23,474	3.39	588,333	24,474	4.16
Noninterest-bearing liabilities:
Demand deposits	78,282			75,581
Other liabilities	2,531			2,416
Total noninterest-bearing liabilities	80,813			77,997
Shareholders' equity	48,887			46,718
Total Liabilities and Shareholders' Equity	$821,208			$713,048

Net interest spread		27,451	3.13%		24,585	3.07%
Tax-equivalent basis adjustment		(160)			(159)
Net interest income		$27,291			$24,426
Net interest margin			3.51%			3.62%

Unity Bancorp, Inc.
Allowance for Loan Losses and Loan Quality Schedules
(Dollars in thousands)

	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of quarter	$9,913	$8,945	$8,650	$8,383	$8,183
Provision charged to expense	1,300	2,100	650	450	550
	11,213	11,045	9,300	8,833	8,733
Less: Charge offs
SBA	310	423	249	264	260
Commercial	648	700	60	0	126
Residential mortgage	-	-	-	25	-
Consumer	5	78	56	6	20
Total Charge Offs	963	1,201	365	295	406
Add: Recoveries
SBA	72	40	5	60	53
Commercial	4	29	4	2	3
Residential mortgage	-	-	-	0	-
Consumer	0	-	1	50	-
Total Recoveries	76	69	10	112	56
Net Charge Offs	887	1,132	355	183	350
Balance, end of quarter	$10,326	$9,913	$8,945	$8,650	$8,383

LOAN QUALITY INFORMATION:
Nonperforming loans	$16,120	$10,636	$6,621	$4,142	$5,461
Other real estate owned, net	710	318	266	266	106
Nonperforming assets	$16,830	$10,954	$6,887	$4,408	$5,567

Loans 90 days past due and still accruing	$2,536	$3,532	$76	$546	$155

Allowance for loan losses to:
Total loans at period end	1.51%	1.45%	1.39%	1.43%	1.42%
Nonperforming loans	64.06	93.20	135.10	208.85	153.49
Nonperforming assets	61.36	90.50	129.88	196.23	150.58
Net charge offs to average loans (QTD)	0.52	0.67	0.23	0.12	0.24
Net charge offs to average loans (YTD)	0.40	0.35	0.18	0.12	0.14
Nonperforming loans to total loans	2.35	1.55	1.03	0.69	0.93
Nonperforming assets to total loans and OREO	2.45	1.60	1.07	0.73	0.94

Unity Bancorp, Inc.
Quarterly Financial Data
	12/31/08	09/30/08	06/30/08	03/31/08	12/31/07
SUMMARY OF INCOME (in thousands) :
Interest income	$12,898	$12,965	$12,267	$12,635	$12,657
Interest expense	6,162	5,883	5,429	6,000	6,310
Net interest income	6,736	7,082	6,838	6,635	6,347
Provision for loan losses	1,300	2,100	650	450	550
Net interest income after provision	5,436	4,982	6,188	6,185	5,797
Noninterest income	555	(344)	1,028	1,455	1,053
Noninterest expense	5,773	5,779	5,617	5,770	5,928
Income before income taxes	218	(1,141)	1,599	1,870	922
Federal and state income tax provision (benefit)	(366)	(139)	495	626	242
Net Income (loss)	584	(1,002)	1,104	1,244	680

Per share - Basic	$0.07	$(0.14)	$0.16	$0.18	$0.10
Per share - Diluted	0.07	(0.14)	0.15	0.17	0.09
COMMON SHARE DATA:
Cash dividends declared	$-	$-	$0.05	$0.05	$0.05
Book value per common share at quarter end	6.99	6.55	6.76	6.76	6.70
Market value at quarter end	3.90	4.00	6.95	7.48	8.10
Average common shares outstanding: (000's)
Basic	7,113	7,107	7,092	7,075	7,107
Diluted	7,190	7,259	7,275	7,271	7,328
Common shares outstanding at period end (000's)	7,119	7,110	7,095	7,063	7,063
OPERATING RATIOS:
Return on average assets	0.26%	(0.50)%	0.56%	0.65%	0.36%
Return on average common equity	3.56	(8.39)	9.29	10.50	5.78
Efficiency ratio	75.81	70.51	69.59	71.95	74.07
BALANCE SHEET DATA (in thousands):
Assets	$898,310	$864,083	$832,315	$807,874	$752,196
Deposits	707,117	684,680	671,881	642,282	601,267
Loans	685,946	685,023	643,039	602,943	590,132
Shareholders' equity	67,803	46,539	47,951	47,896	47,260
Allowance for loan losses	10,326	9,913	8,945	8,650	8,383
TAX-EQUIVALENT YIELDS AND RATES:
Interest-earning assets	6.18%	6.45%	6.57%	6.93%	7.14%
Interest-bearing liabilities	3.30	3.28	3.31	3.73	4.05
Net interest spread	2.88	3.17	3.26	3.20	3.09
Net interest margin	3.25	3.55	3.66	3.64	3.62
CREDIT QUALITY:
Nonperforming assets (in thousands)	$16,830	$10,954	$6,887	$4,408	$5,567
Allowance for loan losses to period-end loans	1.51%	1.45%	1.39%	1.43%	1.42%
Net charge offs to average loans	0.52	0.67	0.23	0.12	0.24
Nonperforming assets to loans and OREO	2.45	1.60	1.07	0.73	0.94
CAPITAL AND OTHER:
Total equity to assets	7.55%	5.39%	5.76%	5.93%	6.28%
Tier I capital to average assets (leverage)	9.54	7.42	8.01	8.06	8.25
Tier I capital to risk-adjusted assets	12.02	9.07	9.42	9.66	9.81
Total capital to risk-adjusted assets	13.27	10.33	10.67	10.91	11.06
Number of banking offices	16	16	16	17	17
Number of ATMs	19	19	19	20	20
Number of employees	167	176	191	188	201

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with $898 million in assets and $707 million in deposits. Unity
Bank provides financial services to retail, corporate & small business customers through its 16 retail service centers located in Hunterdon, Middlesex, Somerset,
Union and Warren counties in New Jersey and Northampton county in Pennsylvania. For additional information about Unity visit our website at www.unitybank.com or call (800) 618-BANK.

This letter contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance. These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the Company’s control and could impede its ability to achieve these goals. These factors include general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, and results of regulatory exams, among other factors.